Exhibit 10.7

ENVIRONMENTAL INDEMNITY AGREEMENT
THIS ENVIRONMENTAL INDEMNITY AGREEMENT (together with all extensions, renewals, modifications, substitutions and amendments hereof, this “Agreement”) is made as of the 27th day of October, 2017 by THE ENTITIES LISTED ON SCHEDULE I ATTACHED HERETO, each having an address at c/o Global Net Lease, Inc., 405 Park Avenue, New York, New York 10022 (collectively, “Borrower”), and GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, having an address at 405 Park Avenue, New York, New York 10022 (“Guarantor”, and together with Borrower, individually and collectively, as the context may require, together with their respective permitted successors and assigns, “Indemnitor”), in favor of COLUMN FINANCIAL, INC., a Delaware corporation, having an address at 11 Madison Avenue, New York, New York 10010 (“Column”) and CITI REAL ESTATE FUNDING INC., a New York corporation, having an address at 390 Greenwich Street, 7th Floor, New York, New York 10013 (“Citi”; each of Column and Citi is a “Co-Lender” and, collectively, together with their respective successors and permitted assigns, “Indemnitee”). Capitalized terms used herein and not specifically defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement (as defined below).
RECITALS:
A.Borrower is the fee owner of the Properties;
B.    Co-Lenders are prepared to make a loan (the “Loan”) to Borrower in the principal amount of ONE HUNDRED EIGHTY-SEVEN MILLION AND NO/100 DOLLARS ($187,000,000.00) pursuant to that certain Loan Agreement, of even date herewith, between Borrower and Co-Lenders (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), which Loan shall be evidenced by the Note and secured by, among other things, the Security Instruments encumbering each Individual Property.
C.    Co-Lenders are unwilling to make the Loan unless Indemnitor agrees to provide the indemnification, representations, warranties, covenants and other matters described in this Agreement for the benefit of the Indemnified Parties.
D.    Indemnitor is entering into this Agreement to induce Co-Lenders to make the Loan.
AGREEMENT:
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Indemnitor hereby represents, warrants, covenants and agrees for the benefit of the Indemnified Parties as follows:
1.Environmental Representations and Warranties. Except as otherwise disclosed by the Environmental Report with respect to each Individual Property (a) there are no

Hazardous Substances (defined below) or underground storage tanks in, on, or under any Individual Property, except those that are both (i) in compliance with all Environmental Laws (defined below) and with permits issued pursuant thereto and (ii) fully disclosed to Indemnitee in writing pursuant to the Environmental Report; (b) to Indemnitor’s knowledge, there are no past or present Releases (defined below) of Hazardous Substances in, on, under or from any Individual Property which have not been fully remediated in all material respects in accordance with Environmental Law; (c) Indemnitor does not know of, and has not received, any written notice or other communication from any Person (including but not limited to a Governmental Authority) relating to the threat of any Release of Hazardous Substances migrating to any Individual Property; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property which has not been remediated or otherwise corrected in all material respects in accordance with Environmental Law; (e) Indemnitor does not know of, and has not received, any written notice or other communication from any Person (including but not limited to a Governmental Authority) relating to Hazardous Substances or Remediation (defined below) thereof, of possible liability of any Person pursuant to any Environmental Law, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and (f) Indemnitor has truthfully and fully provided to Indemnitee all information that is contained in files and records of Indemnitor, including but not limited to any reports relating to Hazardous Substances in, on, under or from any Individual Property and/or to the environmental condition of any Individual Property.
2.    Environmental Covenants. Each Indemnitor covenants and agrees that: (a) all uses and operations on or of each Individual Property, whether by Indemnitor or any other Person, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances in, on, under or from any Individual Property, except those that are both (i) in compliance with all Environmental Laws and with permits issued pursuant thereto and (ii) fully disclosed to Indemnitee in writing when known to Indemnitor; (c) there shall be no Hazardous Substances in, on, or under any Individual Property, except those that are (i) in compliance with all Environmental Laws and with permits issued pursuant thereto and (ii) fully disclosed to Indemnitee in writing when known to Indemnitor; (d) Indemnitor shall keep each Individual Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Indemnitor or any other Person (the “Environmental Liens”); (e) Indemnitor shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Paragraph 3 of this Agreement, including, but not limited to, providing all relevant information and making knowledgeable Persons available for interviews; (f) Indemnitor shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with each Individual Property, upon any reasonable written request of Indemnitee in the event Indemnitee reasonably believes an environmental hazard exists that may, in Indemnitee’s sole discretion, endanger any Tenants or other occupants of such Individual Property or its guests or the general public or is reasonably likely to result in a Material Adverse Effect, or following a determination by Indemnitee that Hazardous Substances are in, on or under such Individual Property in violation of applicable Environmental Laws (including, but not limited to, sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), and share with Indemnitee the reports and other results thereof, and Indemnitee and the other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Indemnitor shall, at its sole cost and expense, comply with all reasonable written requests of Indemnitee to (i) effectuate Remediation of any environmental condition (including, but not limited to, a Release of a Hazardous Substance) in, on, under or from any Individual Property to the extent required by applicable Environmental Law; (ii) comply with any Environmental Law; (iii) comply with any directive from any Governmental Authority relating to the presence or Release of Hazardous Substances in, on, under or from any Individual Property or relating to any violation of Environmental Law or permit issued pursuant thereto; and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment to the extent any material risk exists that is not covered under Environmental Law but such risk is caused by a substance that is commonly recognized under industry standards for environmental hazards to be hazardous to health and safety; (h) Indemnitor shall not do, and shall use commercially reasonable efforts to not allow any tenant or other user of any Individual Property to do, any act that materially increases the dangers to human health (as it relates to Releases or exposure to Hazardous Substances) or the environment from Hazardous Substances in violation of, or to the extent covered by, Environmental Law, poses an unreasonable risk of harm to any Person (whether on or off any Individual Property) due to a Release or exposure to Hazardous Substances in violation of, or to the extent covered by Environmental Law, is reasonably likely to result in a Material Adverse Effect, or would result in a violation of applicable Environmental Law; and (i) Indemnitor shall immediately notify Indemnitee in writing promptly after Indemnitee has knowledge of (i) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards any Individual Property in violation of, or would reasonably be expected to result in liability pursuant to, applicable Environmental Law; (ii) any non-compliance with any Environmental Laws related in any way to any Individual Property; (iii) any actual Environmental Lien or threat of an Environmental Lien; (iv) any required or proposed Remediation of environmental conditions relating to any Individual Property; and (v) any written notice or other communication of which any Indemnitor becomes aware from any source whatsoever (including, but not limited to, a Governmental Authority) asserting the existence of, or identifying Hazardous Substances, on, any Individual Property in violation of applicable Environmental Law or as had or would reasonably be expected to result in liability pursuant to any Environmental Law relating to any Individual Property, other environmental conditions in connection with any Individual Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Agreement to the extent related to any Individual Property.
3.    Indemnified Rights/Cooperation and Access. In the event the Indemnified Parties reasonably believe that a violation of Environmental Law or Hazardous Substances exists or a Release of Hazardous Substances has occurred on any Individual Property that does, in the sole discretion of the Indemnified Parties, endanger any tenants or other occupants of such Individual Property or their guests or the general public or is reasonably likely to result in a Material Adverse Effect, upon reasonable notice from the Indemnitee, Indemnitor shall, at Indemnitor’s expense, promptly cause an independent engineer or consultant reasonably satisfactory to the Indemnified Parties to conduct an environmental assessment or audit (the scope of which shall be determined in the sole and absolute discretion of the Indemnified Parties) and take any samples of soil, groundwater or other water, air, or building materials or any other invasive testing requested by Indemnitee and promptly deliver to Indemnitee the results of any such assessment, audit, sampling or other testing; provided, however, if such results are not delivered to the Indemnified Parties within a reasonable period or if the Indemnified Parties reasonably believe that an environmental hazard exists on any Individual Property in violation of applicable Environmental Laws that, in the sole judgment of the Indemnified Parties, endangers any tenant or other occupant of such Individual Property or their guests or the general public or is reasonably likely to result in a Material Adverse Effect, upon reasonable notice to Borrower, the Indemnified Parties and any other Person designated by the Indemnified Parties, including, but not limited to, any receiver, any representative of a governmental entity, and any environmental consultant, shall have the right, but not the obligation, to enter upon such Individual Property at all reasonable times to assess any and all aspects of the environmental condition of such Individual Property and its use, including but not limited to, conducting any environmental assessment or audit (the scope of which shall be determined in the sole and absolute discretion of the Indemnified Parties) and taking samples of soil, groundwater or other water, air, or building materials, and reasonably conducting other invasive testing. Indemnitor shall cooperate with and provide the Indemnified Parties and any such Person designated by the Indemnified Parties with access to any Individual Property to undertake the foregoing.
4.    Indemnification. Each Indemnitor covenants and agrees, at its sole cost and expense, to protect, defend, indemnify, release and hold Indemnified Parties harmless from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any presence of any Hazardous Substances in, on, above, or under any Individual Property; (b) any past, present or threatened Release of Hazardous Substances in, on, above, under or from any Individual Property; (c) any activity by Indemnitor, any Person affiliated with Indemnitor, and any tenant or other user of any Individual Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from such Individual Property of any Hazardous Substances at any time located in, under, on or above such Individual Property; (d) any activity by Indemnitor, any Affiliate of Indemnitor, and any tenant or other user of any Individual Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above such Individual Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including, but not limited to, any removal, remedial or corrective action; (e) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with any Individual Property or operations thereon, including, but not limited to, any failure by Indemnitor, any Affiliate of Indemnitor, and any tenant or other user of such Individual Property to comply with any order of any Governmental Authority in connection with any Environmental Laws; (f) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering any Individual Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Agreement; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with any Individual Property, including, but not limited to, costs to investigate and assess such injury, destruction or loss; (i) any acts of Indemnitor, any Affiliate of Indemnitor, and any tenant or other user of any Individual Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances at any facility or incineration vessel containing Hazardous Substances; (j) any acts of Indemnitor, Affiliate of Indemnitor, and any tenant or other user of any Individual Property in accepting any Hazardous

Substances for transport to disposal or treatment facilities, incineration vessels or sites from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property or other damage arising under any statutory or common law or tort law theory (including, but not limited to, damages assessed for private or public nuisance or for the conducting of an abnormally dangerous activity on any Individual Property), but only to the extent arising from the violation of any Environmental Law or release of Hazardous Substances from any Individual Property; and (l) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Agreement, the Loan Agreement or the Security Instruments relating to environmental matters. Notwithstanding the foregoing, Indemnitors shall not have any obligation to an Indemnified Party hereunder to the extent any Losses caused by the gross negligence, illegal acts or willful misconduct of such Indemnified Party.
5.    Duty to Defend and Attorneys and Other Fees and Expenses. Upon written request by any Indemnified Party, Indemnitor shall defend same (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of such Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding, providing that no compromise or settlement shall be entered without Indemnitor’s consent, which consent shall not be unreasonably withheld. Upon demand, Indemnitor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.
6.    Definitions. As used in this Agreement, the following terms shall have the following meanings:
The term “Environmental Law” means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment from substances like Hazardous Substances. “Environmental Law” includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; the Oil Pollution Act of 1990; and the River and Harbors Appropriation Act. “Environmental Law” also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law: (a) conditioning transfer of property upon a negative declaration or other approval of a Governmental Authority of the environmental condition of any Individual Property; (b) requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of any Individual Property to any Governmental Authority or other Person, whether or not in connection with transfer of title to or interest in property; (c) imposing conditions or requirements in connection with permits or other authorization for lawful activity; (d) relating to nuisance, trespass or other causes of action related to any Individual Property in connection with any physical condition or use of any such Individual Property by reason of the presence of Hazardous Substances in, on or under any Individual Property; (e) relating to wrongful death, personal injury resulting from environmental conditions or exposure to Hazardous Substances or (f) property or other damage in connection with any environmental condition or use of Hazardous Substances at the any Individual Property.
The term “Hazardous Substances” means any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including, but not limited to, petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives, mold, mycotoxins, microbial matter and airborne pathogens (naturally occurring or otherwise), volatile organic compounds, but excluding substances of kinds and in amounts ordinarily and customarily used or stored in properties similar to the Properties for the purposes of cleaning or other maintenance or operations and otherwise in compliance with all Environmental Laws.
The term “Indemnified Parties” means each Co-Lender, any Affiliate of a Co-Lender that has filed any registration statement relating to the Securitization or has acted as the sponsor or depositor in connection with the Securitization, any Affiliate of any Co-Lender that acts as an underwriter, placement agent or initial purchaser of Securities issued in the Securitization, any other co‑underwriters, co placement agents or co initial purchasers of Securities issued in the Securitization, and each of their respective officers, directors, partners, employees, representatives, agents and Affiliates and each Person or entity who Controls any such Person within the meaning of Section 15 of the Securities Act or Section 20 of the Security Exchange Act, any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan secured hereby, any Person in whose name the encumbrance created by the Security Instruments is or will have been recorded, any Person who may hold or acquire or will have held a full or partial interest in the Loan secured hereby (including, but not limited to, investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan secured hereby for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, representatives involved in the origination of the Loan, contractors involved in the origination of the Loan, affiliates, subsidiaries, successors and assigns of any and all of the foregoing (including, but not limited to, any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to any successors by merger, consolidation or acquisition of all or a substantial portion of a Co-Lender’s assets and business).
The term “Legal Action” means any claim, suit or proceeding, whether administrative or judicial in nature.
The term “Losses” means any losses, damages, costs, fees, expenses, claims, suits, judgments, awards, liabilities (including, but not limited to, strict liabilities), obligations, debts, diminutions in value arising solely from the presence of Hazardous Substances in, on or under the Property (provided, however, that any diminution in value of the Property arising from or in connection with the presence of Hazardous Substances in, on, under or at the Property, shall constitute a Loss only if, when and to the extent that the same renders the Indemnified Parties unable to collect full repayment of the Obligations or full satisfaction thereof through a realization of all of its collateral security for the Obligations or any other remedy of Indemnitee under the Loan Documents after giving due credit for the value of any collateral security which the Indemnified Parties elect not to realize upon unless such collateral security is the subject of a Release or other environmental contamination in violation of Environmental Laws), fines, penalties, charges, costs of Remediation (whether or not performed voluntarily), amounts paid in settlement, litigation costs, attorneys’ fees, engineers’ fees, environmental consultants’ fees, and investigation costs (including, but not limited to, costs for sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), of whatever kind or nature, and whether or not incurred in connection with any judicial or administrative proceedings, actions, claims, suits, judgments or awards; provided, however, in no event shall Indemnitor have any liability under this Agreement for special, incidental, indirect or consequential damages.
The term “Release” means, but is not limited to, any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.
The term “Remediation” includes, but is not limited to, any response, remedial, removal, or corrective action involving any violation of Environmental Law or Hazardous Substances; any activity to clean up, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance; any actions to prevent, cure or mitigate any Release of any Hazardous Substance; any action to comply with any Environmental Laws or with any permits issued pursuant thereto or any directive from any Governmental Agency; any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to herein.
7.    Unimpaired Liability. The liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Note, the Loan Agreement, the Security Instruments or any other Loan Document to or with Indemnitee by Indemnitor or any Person who succeeds Indemnitor or any Person as owner or operator of any Individual Property. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (a) any extensions of time for performance required by the Note, the Loan Agreement, the Security Instruments or any of the other Loan Documents, (b) any sale or transfer of all or part of any

Individual Property, (c) any exculpatory provision in the Note, the Loan Agreement, the Security Instruments or any of the other Loan Documents limiting Indemnitee’s recourse to the Properties or to any other security for the Note, or limiting Indemnitee’s rights to a deficiency judgment against Indemnitor, (d) the accuracy or inaccuracy of the representations and warranties made by Indemnitor under the Note, the Loan Agreement, the Security Instruments or any of the other Loan Documents or herein, (e) the release of Indemnitor or any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the other Loan Documents by operation of law, Indemnitee’s voluntary act, or otherwise, (f) the release or substitution in whole or in part of any security for the Note, or (g) Indemnitee’s failure to record the Security Instruments or file any UCC financing statements (or Indemnitee’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Indemnitor and with or without consideration.
8.    Enforcement. The Indemnified Parties may enforce the obligations of Indemnitor without first resorting to, or exhausting any security or collateral under, or without first having recourse to, the Note, the Loan Agreement, the Security Instruments or any other Loan Documents or any of the Individual Properties, through foreclosure proceedings or otherwise; provided, however, that nothing herein shall inhibit or prevent Indemnitee from suing on the Note, foreclosing, or exercising any power of sale under the Security Instruments, or exercising any other rights and remedies thereunder. This Agreement is not collateral or security for the Debt, unless Indemnitee expressly elects in writing to make this Agreement additional collateral or security for the Debt, which Indemnitee is entitled to do in its sole and absolute discretion. It is not necessary for an Event of Default to have occurred for Indemnified Parties to exercise their rights pursuant to this Agreement. Notwithstanding any provision of the Loan Agreement, Indemnitor is fully and personally liable for such obligations under this Agreement, and such liability is not limited to the original or amortized principal balance of the Loan or the value of each Individual Property.
9.    Survival. The obligations and liabilities of Indemnitor under this Agreement shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Security Instruments. Notwithstanding the foregoing or anything contained in this Agreement or any other Loan Documents to the contrary, if, (a) at any time after the second anniversary of repayment in full of the Debt, whether at maturity, as a result of acceleration, in connection with prepayment or otherwise, or (b) with respect to any Individual Property that is released from the lien of the applicable Security Instrument in accordance with the terms of Section 2.5.2 or Section 2.5.3 of the Loan Agreement, at any time after the second anniversary of the effective date of such release, Indemnitee is provided with an updated environmental report of the related Individual Property indicating to Indemnitee’s reasonable satisfaction that there are no Hazardous Substances located on, in, above or under such Individual Property in violation of any applicable Environmental Laws, then the obligations and liabilities of Indemnitor under this Agreement shall cease and terminate with respect to such Individual Properties. Notwithstanding the provisions of this Agreement to the contrary, the liabilities and obligations of Indemnitor hereunder shall not apply to the extent that such liabilities and obligations arose solely from Hazardous Substances that: (a) were not present on or a threat to any Individual Property prior to the date that Indemnitee or its nominee acquired title to such Individual Property, whether by (i) foreclosure, exercise of power of sale or otherwise, or (ii) any action taken (x) by any mezzanine lender permitted under Section 9.1.1(b)(i) and/or Section 9.1.3 of the Loan Agreement during any period in which such mezzanine lender exercises Control over Borrower and/or the Property, or (y) from and after a mezzanine foreclosure or assignment-in-lieu thereof; provided, that in any case, such circumstances, conditions, actions or events are not caused by Indemnitor or an Affiliate of Indemnitor, and (b) were not the result of any act or negligence of Indemnitor or any of Indemnitor’s affiliates, agents or contractors.
10.    Interest. Any amounts payable to any Indemnified Parties under this Agreement shall become immediately due and payable on demand and, if not paid within thirty (30) days after such demand therefor, shall bear interest at the lesser of (a) the Default Rate or (b) the Maximum Legal Rate which Indemnitor may by law pay or the Indemnified Parties may charge and collect, from the date payment was due, provided that the foregoing shall be subject to the provisions of Article 4 of the Note.
11.    Waivers. (a) Each Indemnitor hereby waives as to itself (i) any right or claim of right to cause a marshaling of Indemnitor’s assets or to cause Indemnitee or other Indemnified Parties to proceed against any of the security for the Loan before proceeding under this Agreement against Indemnitor; (ii) and relinquishes all rights and remedies accorded by Legal Requirements to indemnitors or guarantors, except any rights of subrogation which Indemnitor may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any acts of Indemnitee or other Indemnified Parties; (iii) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by Indemnitee or other Indemnified Parties; (iv) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (v) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand; and (vi) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose. Notwithstanding anything to the contrary contained herein, Indemnitor hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Loan until the Loan shall have been paid in full.
(a)    EACH INDEMNITOR AND INDEMNITEE (BY ITS ACCEPTANCE OF THIS AGREEMENT) HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF ANY INDEMNIFIED PARTIES IN CONNECTION THEREWITH.
12.    Subrogation. Indemnitor shall take any and all reasonable actions, including institution of legal action against third parties and against any other Indemnitor, necessary or appropriate to obtain reimbursement, payment or compensation from such persons responsible for the presence of any Hazardous Substances at, in, on, under or near any Individual Property or otherwise obligated by law to bear the cost. Indemnified Parties shall be and hereby are subrogated to all of Indemnitor’s rights now or hereafter in such claims.
13.    Indemnitor’s Representations and Warranties. Each Indemnitor represents and warrants as to itself that:
(a)    it has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by Indemnitor has been duly and validly authorized; and all requisite action has been taken by Indemnitor to make this Agreement valid and binding upon Indemnitor, enforceable in accordance with its terms;
(b)    its execution of, and compliance with, this Agreement is in the ordinary course of business of Indemnitor and will not result in the breach of any term or provision of the charter, by-laws, partnership, operating or trust agreement, or other governing instrument of Indemnitor or result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which Indemnitor or any Individual Property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which Indemnitor or such Individual Property is subject;
(c)    to the best of Indemnitor’s knowledge, there is no action, suit, proceeding or investigation pending or threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Indemnitor, or in any material impairment of the right or ability of Indemnitor to carry on its business substantially as now conducted, or in any material liability on the part of Indemnitor, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Indemnitor contemplated herein, or which would be likely to impair materially the ability of Indemnitor to perform under the terms of this Agreement;
(d)    it does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;
(e)    to the best of Indemnitor’s knowledge, no approval, authorization, order, license or consent of, or registration or filing with, any Governmental Authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement; and
(f)    this Agreement constitutes a valid, legal and binding obligation of Indemnitor, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally and to general principals of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

14.    No Waiver. No delay by any Indemnified Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.
15.    Notice of Legal Actions. Each party hereto shall, within five (5) Business Days of receipt thereof, give written notice to the other party hereto of (a) any notice, advice or other communication from any Governmental Authority or any source whatsoever with respect to Hazardous Substances on, from or affecting any Individual Property, and (b) any legal action brought against such party or related to any Individual Property, with respect to which Indemnitor may have liability under this Agreement. Such notice shall comply with the provisions of Section 19 hereof.
16.    Examination of Books and Records. At reasonable times and upon reasonable notice, the Indemnified Parties and their accountants shall have the right to examine the books and records of Indemnitor pertaining to the environmental condition of any Individual Property, at such Individual Property or at the office regularly maintained by Indemnitor where the books and records are located. The Indemnified Parties and their accountants shall have the right to make copies and extracts from the foregoing records and other papers.
17.    Transfer of Loan. Indemnitee may, subject to the provisions of Section 9.1.2 of the Loan Agreement, at any time, sell, transfer or assign all or any portion of its interest in the Note, the Loan Agreement, the Security Instruments, this Agreement and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates, each in accordance with the terms of the Loan Agreement. Indemnitee may forward to each purchaser, transferee, assignee, servicer or participant (the foregoing entities hereinafter collectively referred to as the “Investor”) and each prospective Investor, all documents and information which Indemnitee now has or may hereafter acquire relating to Indemnitor and the Properties, whether furnished by Indemnitor, any guarantor or otherwise, as Indemnitee determines necessary or desirable. Subject to Section 9.1.2 of the Loan Agreement, Indemnitor and any guarantor agree to cooperate with Indemnitee in connection with any transfer made or Securities created pursuant to this Section, including, without limitation, the delivery of an estoppel certificate and such other documents as may be reasonably requested by Indemnitee. Indemnitor shall also furnish, and Indemnitor hereby consents to Indemnitee furnishing to such Investors or such prospective Investors, any and all information concerning the financial condition of the Indemnitor and any and all information concerning the Properties and the Leases as may be requested by Indemnitee, any Investor or any prospective Investor in connection with any sale, transfer or participation interest. Upon any transfer or proposed transfer contemplated above and by Section 9.1 of the Loan Agreement, at Indemnitee’s request, Indemnitor shall provide an estoppel certificate to the Investor or any prospective Investor in such form, substance and detail as Indemnitee, such Investor or prospective Investor may reasonably require.
18.    Taxes. Each Indemnitor has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by it and has paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it. No Indemnitor has any knowledge of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

19.    Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a notice to the other parties hereto in the manner provided for in this Section):

If to Indemnitee:	Column Financial, Inc. 11 Madison Avenue New York, New York 10010 Attention: Sarah Nelson, Esq.

and to:	Citi Real Estate Funding Inc. 390 Greenwich Street 7th Floor New York, New York 10013 Attention: Ana Rosu Marmann
Facsimile No.: (646) 328-2938

with a copy to:	Cadwalader, Wickersham & Taft, LLP 227 West Trade Street, Suite 2400 Charlotte, North Carolina 28202 Attention: Holly M. Chamberlain, Esq.

If to Indemnitor:	c/o Global Net Lease, Inc. 405 Park Avenue New York, New York 10022 Attention: Legal Department

With a copy to:	Arnold & Porter Kaye Scholer LLP 250 W 55th Street New York, NY 10019 Attention: John Busillo, Esq.
A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day.
20.    Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

21.    No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Indemnitor or any Indemnified Party, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
22.    Headings, Etc. The headings and captions of various sections of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.
23.    Number and Gender/Successors and Assigns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons referred to may require. Without limiting the effect of specific references in any provision of this Agreement, the term “Indemnitor” shall be deemed to refer to each and every Person comprising an Indemnitor from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and permitted assigns of Indemnitor, all of whom shall be bound by the provisions of this Agreement, provided that no obligation of Indemnitor may be assigned except with the written consent of Indemnitee or as otherwise provided in the Loan Agreement. Each reference herein to Indemnitee shall be deemed to include its successors and assigns. This Agreement shall inure to the benefit of Indemnified Parties and their respective successors and assigns forever.
24.    Release of Liability. Any one or more parties liable upon or in respect of this Agreement may be released without affecting the liability of any party not so released.
25.    Rights Cumulative. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Indemnitee has under the Note, the Security Instruments, the Loan Agreement or the other Loan Documents or would otherwise have at law or in equity.
26.    Inapplicable Provisions. If any term, condition or covenant of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.
27.    Governing Law. (a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY INDEMNITOR AND ACCEPTED BY INDEMNITEE IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY

APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO EACH INDIVIDUAL PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH SUCH INDIVIDUAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH INDEMNITOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
(a)    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST INDEMNITEE OR INDEMNITOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT INDEMNITEE’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH INDEMNITOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH INDEMNITOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. EACH INDEMNITOR DOES HEREBY DESIGNATE AND APPOINT:
CORPORATION SERVICE COMPANY (CSC)
80 State Street
Albany, New York 12207-2543
AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO INDEMNITOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON INDEMNITOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. INDEMNITOR (I) SHALL GIVE PROMPT NOTICE TO INDEMNITEE OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN

NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.
28.    Miscellaneous. (a) Wherever pursuant to this Agreement (i) Indemnitee exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Indemnitee, or (iii) any other decision or determination is to be made by Indemnitee, the decision of Indemnitee to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Indemnitee, shall be in the sole and absolute discretion of Indemnitee and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.
(a)    Wherever pursuant to this Agreement it is provided that Indemnitor pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Indemnitee, whether with respect to retained firms, the reimbursements for the expenses of the in-house staff or otherwise; provided, however, Indemnitor shall only pay legal fees for more than one set of outside counsel for Indemnitee if such Indemnitee shall have reasonably concluded that there is an actual conflict of interest between Indemnitees seeking separate representation.
(b)    If Indemnitor consists of more than one Person, the obligations and liabilities of each such Person hereunder shall be joint and several.
[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, this Agreement has been executed by Indemnitor and is effective as of the day and year first above written.
INDEMNITOR:
GLOBAL NET LEASE, INC., a Maryland corporation

By:	/s/ Jesse Galloway Name: Jesse Galloway Title: Authorized Signatory

Environmental Indemnity Agreement

ARC GEGRDMI001, LLC, a Delaware limited liability company

By    Global Net Lease Operating Partnership, L.P.
Its sole member

By:    Global Net Lease, Inc.
Its general partner

By: /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory
ARC GSIFLMN001, LLC, a Delaware limited liability company

By    Global Net Lease Operating Partnership, L.P.
Its sole member

By:    Global Net Lease, Inc.
Its general partner

By: /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

ARC MKMDNNJ001, LLC, a Delaware limited liability company

By    Global Net Lease Operating Partnership, L.P.
Its sole member

By:    Global Net Lease, Inc.
Its general partner

By: /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

[Signatures Continue on Following Page.]

ARC SZPTNNJ001, LLC, a Delaware limited liability company

By    Global Net Lease Operating Partnership, L.P.
Its sole member

By:    Global Net Lease, Inc.
Its general partner

By: /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

ARC CSVBTMI001, LLC, a Delaware limited liability company, a Delaware limited liability company

By    Global Net Lease Operating Partnership, L.P.
Its sole member

By:    Global Net Lease, Inc.
Its general partner

By: /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

ARG FEMRGWV001, LLC, a Delaware limited liability company, a Delaware limited liability company

By    Global Net Lease Operating Partnership, L.P.
Its sole member

By:    Global Net Lease, Inc.
Its general partner

By: /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

[Signatures Continue on Following Page.]

Environmental Indemnity Agreement

ARC NNMFBTN001, LLC, a Delaware limited liability company

By    Global Net Lease Operating Partnership, L.P.
Its sole member

By:    Global Net Lease, Inc.
Its general partner

By: /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

ARC FEBHMNY001, LLC, a Delaware limited liability company

By    Global Net Lease Operating Partnership, L.P.
Its sole member

By:    Global Net Lease, Inc.
Its general partner

By: /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

ARC LPSBDIN001, LLC, a Delaware limited liability company

By    Global Net Lease Operating Partnership, L.P.
Its sole member

By:    Global Net Lease, Inc.
Its general partner

By: /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

[Signatures Continue on Following Page.]

Environmental Indemnity Agreement

ARC PNSCRPA001, LLC, a Delaware limited liability company

By    Global Net Lease Operating Partnership, L.P.
Its sole member

By:    Global Net Lease, Inc.
Its general partner

By: /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

ARC CJHSNTX002, LLC, a Delaware limited liability company

By    Global Net Lease Operating Partnership, L.P.
Its sole member

By:    Global Net Lease, Inc.
Its general partner

By: /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

ARC CJHSNTX001, LLC, a Delaware limited liability company

By    Global Net Lease Operating Partnership, L.P.
Its sole member

By:    Global Net Lease, Inc.
Its general partner

By: /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

Exhibit 10.7

SCHEDULE I
BORROWER

1.	ARC GEGRDMI001, LLC, a Delaware limited liability company

2.	ARC GSIFLMN001, LLC, a Delaware limited liability company

3.	ARC MKMDNNJ001, LLC, a Delaware limited liability company

4.	ARC SZPTNNJ001, LLC, a Delaware limited liability company

5.	ARC CSVBTMI001, LLC, a Delaware limited liability company

6.	ARG FEMRGWV001, LLC, a Delaware limited liability company

7.	ARC NNMFBTN001, LLC, a Delaware limited liability company

8.	ARC FEBHMNY001, LLC, a Delaware limited liability company

9.	ARC LPSBDIN001, LLC, a Delaware limited liability company

10.	ARC PNSCRPA001, LLC, a Delaware limited liability company

11.	ARC CJHSNTX002, LLC, a Delaware limited liability company

12.	ARC CJHSNTX001, LLC, a Delaware limited liability company

Exhibit 10.7